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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported): 12/05/2001


                              MILLENNIUM CELL INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                             000-31083                22-3726792
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(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)


         1 Industrial Way West, Eatontown, New Jersey         07724
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               (Address of principal executive offices)       (Zip Code)


                                 (732) 542-4000
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               Registrant's telephone number, including area code



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                         (Former name or former address,
                          if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On December 4, 2001, Millennium Cell, Inc. announced it is making organizational changes designed to support business objectives. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference in this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)      EXHIBITS

         EXHIBIT
         NUMBER            DESCRIPTION
         -------           -----------
         99.1              Press Release issued by Millenium Cell, Inc. on
                           December 4, 2001 announcing organizational changes designed to support business objectives



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MILLENNIUM CELL INC.
                                     (Registrant)


Dated:   December 5, 2001            By:   /S/ STEPHEN TANG
                                           ---------------------------------
                                           Dr. Stephen Tang
                                           President and Chief Executive Officer